UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2023
Columbia Real Estate Equity Fund
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in the Fund. Much of the information, including a Fund’s financial statements, that is currently disclosed in a Fund’s shareholder reports will instead be made available on the Fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires the Fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for Funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their Fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Real Estate Equity Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Real Estate Equity Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs).

Portfolio management
Alban Lhonneur
Co-Portfolio Manager
Managed Fund since July 2023
Daniel Winterbottom
Co-Portfolio Manager
Managed Fund since July 2023
Morningstar style boxTM

The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2024 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Average annual total returns (%) (for the period ended December 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	15.66	8.58	7.57
	Including sales charges		9.04	7.30	6.93
Advisor Class		11/08/12	16.09	8.87	7.84
Class C	Excluding sales charges	10/13/03	14.78	7.78	6.76
	Including sales charges		13.91	7.78	6.76
Institutional Class		04/01/94	15.99	8.85	7.84
Institutional 2 Class		03/07/11	16.10	8.98	7.97
Institutional 3 Class*		03/01/17	16.09	9.04	7.97
Class R		09/27/10	15.38	8.33	7.30
FTSE Nareit Equity REITs Index			13.73	7.39	7.65
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Fund’s performance prior to July 3, 2023, reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE Nareit Equity REITs Index reflects performance of all publicly traded equity real estate investment trusts (REITs), other than those designated as timber REITs.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Real Estate Equity Fund  | Annual Report 2023

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Real Estate Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	96.6
Money Market Funds	3.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sub-industry breakdown (%) (at December 31, 2023)
Real Estate
Data Center REITs	11.2
Health Care REITs	11.3
Hotel & Resort REITs	5.5
Industrial REITs	16.8
Multi-Family Residential REITs	11.9
Office REITs	4.7
Other Specialized REITs	7.5
Retail REITs	16.6
Self Storage REITs	8.1
Single-Family Residential REITs	5.7
Telecom Tower REITs	0.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Real Estate Equity Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
Effective July 3, 2023, Alban Lhonneur and Daniel Winterbottom became the portfolio managers of the Fund. Effective the same date, Arthur Hurley no longer served as a portfolio manager of the Fund. Certain changes were made to the Fund’s principal investment strategies, including an increase in the number of its holdings and, as a result, the Fund may operate as a diversified fund. In addition to making direct investments in real estate companies, the Fund began to invest in derivatives, particularly contracts for differences, which are a type of swap arrangement, to obtain long and short exposures to real estate companies.
For the 12-month period that ended December 31, 2023, Class A shares of Columbia Real Estate Equity Fund returned 15.66% excluding sales charges. The Fund’s benchmark, the FTSE Nareit Equity REITs Index, returned 13.73% for the same period.
Market overview
Following a weak 2022, the U.S. listed real estate market, as measured by the benchmark, posted positive double-digit absolute returns that outperformed U.S. fixed-income market but lagged the broad U.S. equity market in 2023. The Bloomberg U.S. Aggregate Bond Index returned 5.53%, and the S&P 500 Index returned 26.29% for the calendar year.
The annual period was the second consecutive year in which the U.S. listed real estate market underperformed the S&P 500 Index, with the cumulative two-year underperformance reaching -17.4% at year-end 2023. As listed real estate is a leveraged asset class, with sensitivity to the cost of borrowing and refinancing rates, this underperformance was primarily driven by the U.S. Federal Reserve’s (Fed) tightening cycle that began in March 2022. The Fed materially increased the cost of borrowing in an effort to reduce inflation, with the targeted federal funds rate reaching an upper bound of 5.5% at the end of December 2023 as compared to 0.25% in March 2022. This interest rate increase came with the risk of suppressing economic activity and of inducing a recession with associated job cuts—a “hard landing” and a perceived negative for listed real estate. However, the fourth quarter of 2023 saw falling inflation figures and more dovish commentary from the Fed than had been widely expected, which led the yield on the bellwether 10-year U.S. Treasury to fall from 4.5% at the start of the quarter to 3.9% at its end. (Dovish tends to suggest lower interest rates; opposite of hawkish.) This helped support an improvement in investor sentiment as well as the outperformance of listed real estate. Notably, the benchmark returned 16.22% in the final quarter of the year versus 11.69% for the S&P 500 Index.
The 12-month dividend yield on the benchmark fell from 4.47% to 4.01% during the annual period. However, it is worth noting that the spread, or differential, between the 10-year U.S. Treasury yield and the benchmark dividend yield narrowed to 13 basis points, significantly below the historical 10-year average of 173 basis points. (A basis point is 1/100th of a percentage point.)
The majority of property types delivered positive absolute returns for the year, albeit with a degree of dispersion. Data centers performed best on the demand themes of ongoing digital transformation and acceleration of and developments in artificial intelligence (AI). Regional malls, lodging/resorts and single-family rental sub-sectors also posted robust double-digit gains during the annual period. Conversely, the diversified, triple net and infrastructure sub-sectors posted negative absolute returns during the annual period. Other especially weak property types were office, manufactured housing and apartments, which each posted only modestly positive absolute returns during the annual period. While the office sub-sector continued to attract negative headlines related to the ongoing shift to work-from-home and the consequent reduction in demand, it is important to remember that office properties comprise only an approximately 6% weighting in the benchmark.
At the end of the annual period, it appeared the listed real estate market was beginning to price in expectations that the U.S. had reached peak interest rates in the current cycle. While there had been significant price correction, and a corresponding underperformance of the real estate sector versus the broader U.S. equity market, property shares in the fourth calendar quarter reflected much of this news and there was little evidence of weakness in occupancies in certain markets. Further, company balance sheets were in a stronger position at the end of the annual period than in the 2008-09 financial crisis, and there remained low levels of corporate distress as well as good liquidity for conservatively leveraged companies. In short, while there was a cost of capital adjustment, fundamentals remained positive for many sub-sectors within the listed real estate market at the end of 2023.
The Fund experienced an increased level of portfolio turnover as compared to the prior fiscal period. The Fund’s change in portfolio management during the period resulted in transition-related trades.
Columbia Real Estate Equity Fund  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
(Unaudited)
The Fund’s notable contributors during the period
•
Effective stock selection in the health care, self-storage and lodging/resorts sub-sectors boosted the Fund’s relative results most during the annual period.
•
Having overweighted allocations to the single-family homes and regional malls sub-sectors, which outpaced the benchmark during the annual period, also contributed positively.
•
Having underweighted allocations to the diversified property, free standing property and office property sub-sectors, which each underperformed the benchmark during the annual period, further buoyed Fund results during the annual period.
•
Among individual holdings, an overweight position in Life Storage, a self-storage operator, contributed significantly to Fund performance during the annual period. Life Storage performed strongly after it initially rejected an acquisition offer from larger peer Public Storage in February 2023, deeming the offer too low. In April, Life Storage and Extra Space Storage agreed to merge after the latter proposed to acquire Life Storage on improved terms.
•
An overweight position in Park Hotels & Resorts, a hotel operator with assets across the U.S., performed especially strongly in the last quarter of 2023 after the company announced it would resume dividend payments in line with its historic pay-out ratios. Its regular dividend payments had been reduced since COVID, and the resumption of its dividend payments was seen as a sign of confidence in its business. Alongside the increase in regular cash dividends, it also announced two special dividends.
•
An underweight position in Medical Properties Trust proved beneficial. Medical Property Trust is a real estate investment trust (REIT) that acquires and leases net-leased hospital facilities. The REIT had a challenging year after some of its tenants, including its largest tenant, faced financial issues and struggled to make full rental payments, despite significant financial support from Medical Properties Trust directly.
•
The Fund held an overweight position in Host Hotels & Resorts, a premium hotel operator with assets across the U.S., as its valuation screened as attractive, especially considering the high quality of its assets and strong underlying operating metrics. Its shares gained during the annual period, significantly outpacing the Index.
•
An overweight position in Tanger, an owner of premium retail outlets, added value. Tanger performed strongly for a second year in a row, as the company continued to benefit from healthy underlying operating fundamentals, which resulted in three consecutive guidance upgrades during the annual period.
The Fund’s notable detractors during the period
•
Stock selection in the office, data centers and specialty sub-sectors hurt the Fund’s relative results during the annual period.
•
Having overweighted allocations to infrastructure REITs and manufactured homes, which were among the weakest sub-sectors in the benchmark during the annual period, and having an underweighted allocation to data centers, which significantly outperformed the benchmark during the annual period, detracted as well.
•
Among individual holdings, the biggest disappointment was Digital Realty Trust, a global owner of data centers, in which the Fund held an underweight and which performed strongly during the annual period. Digital Realty Trust’s shares gained after investors became excited about AI prospects and the potential impact AI could have on demand for data centers. Furthermore, Digital Realty Trust sold various assets and closed several joint ventures, which improved its balance sheet metrics.
•
An overweight position in Gaming and Leisure Properties, a net-lease landlord invested in gaming and related facilities across the U.S., hurt. Following strong performance in 2022, its share price performance was affected by the broad brush of gaming stocks generally moderating during the annual period, as growth opportunities were more limited given the higher cost of capital.

Columbia Real Estate Equity Fund  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
An overweight position in Extra Space Storage, the second-largest owner of self-storage units, as measured by market capitalization, underperformed its peers after the company missed analysts’ estimates for two consecutive quarters. Self-storage rental rates slowed faster than many expected during the annual period, having been quite strong during and immediately following the COVID-19 pandemic restrictions.
•
Having an underweight position in SL Green Realty, an owner of high quality office assets predominantly located in New York, detracted from the Fund’s relative results, as its shares performed strongly, especially during the second half of the annual period. The company had faced challenges from both a difficult office market and restrictive financing conditions. However, when financing conditions appeared to improve as the peak interest rate narrative gathered pace, its shares rose.
•
Similarly, an underweight position in CubeSmart, a self-storage operator, dampened the Fund’s relative results. CubeSmart’s shares performed well relative to other self-storage operators given the defensive nature of its portfolio, with a significant portion of its properties located in the resilient New York area.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Like real estate, real estate investment trusts (REITs) are subject to illiquidity, valuation and financing complexities, taxes, default, bankruptcy and other economic, political, or regulatory occurrences. The Fund may invest in derivatives, specifically swaps. Swaps, including contracts for differences, could result in Fund losses if the underlying asset or reference does not perform as anticipated. The Fund may use leverage to increase its assets available for investments. Use of leverage can produce volatility and may exaggerate changes in the Fund’s NAV and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument or other asset) because the maximum sustainable loss on an instrument or other asset purchased (held long) is limited to the amount paid for the instrument or other asset plus the transaction costs, whereas there is no maximum price of the shorted instrument or other asset when purchased in the open market.See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Real Estate Equity Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,074.80	1,018.90	6.26	6.09	1.21
Advisor Class	1,000.00	1,000.00	1,077.20	1,020.14	4.97	4.84	0.96
Class C	1,000.00	1,000.00	1,070.80	1,015.16	10.12	9.85	1.96
Institutional Class	1,000.00	1,000.00	1,076.70	1,020.14	4.97	4.84	0.96
Institutional 2 Class	1,000.00	1,000.00	1,076.80	1,020.59	4.50	4.38	0.87
Institutional 3 Class	1,000.00	1,000.00	1,076.60	1,020.89	4.19	4.08	0.81
Class R	1,000.00	1,000.00	1,073.50	1,017.65	7.55	7.34	1.46
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Real Estate Equity Fund  | Annual Report 2023

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 97.2%
Issuer	Shares	Value ($)
Real Estate 97.2%
Data Center REITs 10.9%
Digital Realty Trust, Inc.	23,800	3,203,004
Equinix, Inc.(a)	20,209	16,276,127
Total		19,479,131
Health Care REITs 10.9%
CareTrust REIT, Inc.	16,300	364,794
Healthcare Realty Trust, Inc.	74,200	1,278,466
Healthpeak Properties, Inc.	213,071	4,218,806
Medical Properties Trust, Inc.	104,400	512,604
National Health Investors, Inc.	7,000	390,950
Omega Healthcare Investors, Inc.	120,200	3,685,332
Physicians Realty Trust	40,900	544,379
Ventas, Inc.	81,600	4,066,944
Welltower, Inc.(a)	50,248	4,530,862
Total		19,593,137
Hotel & Resort REITs 5.3%
DiamondRock Hospitality Co.	35,800	336,162
Host Hotels & Resorts, Inc.	123,805	2,410,483
Park Hotels & Resorts, Inc.	97,800	1,496,340
RLJ Lodging Trust	26,200	307,064
Ryman Hospitality Properties, Inc.	9,700	1,067,582
Service Properties Trust	28,700	245,098
Sunstone Hotel Investors, Inc.	317,000	3,401,410
Xenia Hotels & Resorts, Inc.	18,200	247,884
Total		9,512,023
Industrial REITs 16.3%
Americold Realty Trust, Inc.	44,600	1,350,042
EastGroup Properties, Inc.	7,600	1,394,904
First Industrial Realty Trust, Inc.	56,603	2,981,280
Innovative Industrial Properties, Inc.	4,500	453,690
LXP Industrial Trust	45,800	454,336
Prologis, Inc.(a)	155,419	20,717,353
Rexford Industrial Realty, Inc.	32,500	1,823,250
Total		29,174,855
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Family Residential REITs 11.6%
Apartment Income REIT Corp.	23,700	823,101
AvalonBay Communities, Inc.(a)	38,053	7,124,282
Centerspace	2,579	150,098
Elme Communities	12,200	178,120
Equity Residential	63,300	3,871,428
Essex Property Trust, Inc.(a)	22,100	5,479,474
Independence Realty Trust, Inc.	50,000	765,000
UDR, Inc.	56,468	2,162,160
Veris Residential, Inc.	10,700	168,311
Total		20,721,974
Office REITs 4.6%
Alexandria Real Estate Equities, Inc.	29,142	3,694,331
Brandywine Realty Trust	282,400	1,524,960
COPT Defense Properties	18,600	476,718
Cousins Properties, Inc.	25,400	618,490
Easterly Government Properties, Inc.	26,800	360,192
Highwoods Properties, Inc.	58,600	1,345,456
Piedmont Office Realty Trust, Inc.	20,600	146,466
Total		8,166,613
Other Specialized REITs 7.3%
EPR Properties	21,100	1,022,295
Four Corners Property Trust, Inc.	24,700	624,910
Iron Mountain, Inc.	57,600	4,030,848
Lamar Advertising Co., Class A	14,716	1,564,016
Outfront Media, Inc.	44,100	615,636
VICI Properties, Inc.	163,800	5,221,944
Total		13,079,649
Retail REITs 16.2%
Brixmor Property Group, Inc.	166,564	3,875,944
Federal Realty Investment Trust	15,053	1,551,212
Kimco Realty Corp.	234,900	5,005,719
Realty Income Corp.(a)	113,741	6,531,008
Simon Property Group, Inc.(a)	74,344	10,604,428
SITE Centers Corp.	32,382	441,367
Spirit Realty Capital, Inc.	22,200	969,918
Total		28,979,596
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Self Storage REITs 7.9%
Extra Space Storage, Inc.(a)	40,365	6,471,720
Public Storage	24,900	7,594,500
Total		14,066,220
Single-Family Residential REITs 5.5%
Invitation Homes, Inc.	158,883	5,419,499
Sun Communities, Inc.	33,515	4,479,280
Total		9,898,779
Telecom Tower REITs 0.7%
SBA Communications Corp.	5,100	1,293,819
Total Real Estate		173,965,796
Total Common Stocks (Cost: $127,904,534)		173,965,796

Money Market Funds 3.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(b),(c)	6,172,132	6,170,898
Total Money Market Funds (Cost: $6,170,145)		6,170,898
Total Investments in Securities (Cost $134,074,679)		180,136,694
Other Assets & Liabilities, Net		(1,122,309)
Net Assets		$179,014,385
At December 31, 2023, securities and/or cash totaling $29,652,504 were pledged as collateral.
Investments in derivatives
Swap arrangement - contracts for differences
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Cash & other receivable (payable) ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Appreciation on underlying contracts for differences (CFDs), accrued income on long CFDs, and SOFR less a spread of 40 basis points on short CFDs.	Depreciation on underlying CFDs, accrued income on underlying short CFDs, and SOFR plus a spread of 40 basis points on long CFDs	Monthly	Goldman Sachs International	12/24/2026	USD	55,134,588	102,086	193,898	295,984	—
The following table represents the contracts for differences underlying the swap arrangement as of December 31, 2023. Percentages represent the unrealized appreciation (depreciation) of each underlying contract for difference compared to the aggregate unrealized appreciation (depreciation) of the swap arrangement:
Description	Shares	Notional Amount ($)	Appreciation (Depreciation) ($)	(%)
Long Equity Contracts for Differences
Real Estate
Diversified REITs
WP Carey, Inc.	33,600	2,175,596	2,020	0.7
Broadstone Net Lease, Inc.	49,700	854,937	897	0.3
Health Care REITs
Ventas, Inc.	33,700	1,663,095	16,513	5.6
Hotel & Resort REITs
Host Hotels & Resorts, Inc.	93,100	1,782,865	29,792	10.1
Park Hotels & Resorts, Inc.	124,100	2,030,276	(131,546)	(44.4)
Multi-Family Residential REITs
Mid-America Apartment Communities, Inc.	19,900	2,676,948	(1,194)	(0.4)
Office REITs
Kilroy Realty Corp.	18,700	766,513	(21,505)	(7.3)
Boston Properties, Inc.	62,200	4,440,845	(76,271)	(25.8)
NET Lease Office Properties	2,127	37,876	1,425	0.5
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Real Estate Equity Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Description	Shares	Notional Amount ($)	Appreciation (Depreciation) ($)	(%)
Other Specialized REITs
VICI Properties, Inc.	136,800	4,287,312	73,872	25.0
Retail REITs
Kite Realty Group Trust	36,200	831,514	(3,982)	(1.3)
Retail Opportunity Investments Corp.	211,200	2,982,144	(19,008)	(6.4)
Agree Realty Corp.	36,100	2,211,558	60,937	20.6
Self Storage REITs
National Storage Affiliates Trust	13,300	532,532	19,019	6.4
Total		27,274,011	(49,031)

Description	Shares	Notional Amount ($)	Appreciation (Depreciation) ($)	(%)
Short Equity Contracts for Differences
Real Estate
Health Care REITs
Sabra Health Care REIT, Inc.	(222,400)	(3,164,752)	(8,896)	(3.0)
Hotel & Resort REITs
Apple Hospitality REIT, Inc.	(179,800)	(3,051,723)	65,245	22.0
Industrial REITs
STAG Industrial Inc	(15,800)	(615,884)	(4,424)	(1.5)
Terreno Realty Corp	(14,300)	(907,268)	11,087	3.7
Multi-Family Residential REITs
Camden Property Trust	(38,700)	(3,827,979)	(14,544)	(4.9)
Office REITs
Paramount Group, Inc.	(134,000)	(747,720)	54,940	18.6
JBG Smith Properties	(71,700)	(1,289,166)	69,549	23.5
Douglas Emmett, Inc.	(144,200)	(2,204,818)	113,918	38.5
Other Specialized REITs
Gaming and Leisure Properties, Inc.	(49,219)	(2,353,540)	(75,418)	(25.5)
Retail REITs
Regency Centers Corp.	(8,700)	(582,117)	(783)	(0.3)
NNN REIT, Inc.	(22,300)	(939,276)	(21,854)	(7.4)
Urban Edge Properties	(124,200)	(2,298,942)	26,082	8.8
Phillips Edison & Co., Inc.	(50,300)	(1,865,124)	30,180	10.2
Self Storage REITs
CubeSmart	(62,000)	(2,804,880)	(68,820)	(23.3)
Telecom Tower REITs
Crown Castle International Corp.	(10,700)	(1,207,388)	(25,145)	(8.5)
Total		(27,860,577)	151,117

Swap arrangement - contracts for differences
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Cash & other receivable (payable) ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Appreciation on underlying contracts for difference (CFDs), accrued income on long CFDs, and 1-Day Overnight Fed Funds Effective Rate less a spread of 35 basis points on short CFDs.	Depreciation on underlying CFDs, accrued income on underlying short CFDs, and 1-Day Overnight Fed Funds Effective Rate plus a spread of 40 basis points on long CFDs.	Monthly	Morgan Stanley	08/06/2025	USD	25,499,099	(393,383)	38,958	—	(354,425)
The following table represents the contracts for differences underlying the swap arrangement as of December 31, 2023. Percentages represent the unrealized appreciation (depreciation) of each underlying contract for difference compared to the aggregate unrealized appreciation (depreciation) of the swap arrangement:
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Description	Shares	Notional Amount ($)	Appreciation (Depreciation) ($)	(%)
Long Equity Contracts for Differences
Real Estate
Diversified REITs
Essential Properties Realty Trust, Inc.	80,200	2,063,167	(13,255)	3.7
Industrial REITs
Rexford Industrial Realty, Inc.	34,000	1,923,040	(15,640)	4.4
Office REITs
Highwoods Properties, Inc.	64,900	1,537,221	(47,117)	13.3
Vornado Realty Trust	101,600	3,137,464	(267,264)	75.4
Brandywine Realty Trust	225,400	1,208,144	9,016	(2.5)
Self Storage REITs
Public Storage	12,300	3,567,738	183,762	(51.8)
Single-Family Residential REITs
Sun Communities, Inc.	17,500	2,348,836	(9,961)	2.8
Total		15,785,610	(160,459)

Description	Shares	Notional Amount ($)	Appreciation (Depreciation) ($)	(%)
Short Equity Contracts for Differences
Real Estate
Hotel & Resort REITs
Pebblebrook Hotel Trust	(250,600)	(3,621,170)	(383,418)	108.2
Office REITs
SL Green Realty Corp.	(56,200)	(2,635,218)	96,664	(27.3)
Retail REITs
Macerich Co. (The)	(48,100)	(769,600)	27,417	(7.7)
Tanger, Inc.	(27,800)	(760,330)	(10,286)	2.9
Single-Family Residential REITs
Equity LifeStyle Properties, Inc.	(26,800)	(1,927,171)	36,699	(10.4)
Total		(9,713,489)	(232,924)

Swap arrangement - contracts for differences
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Cash & other receivable (payable) ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Appreciation on underlying contracts for differences (CFDs), accrued income on long CFDs, and OBFR on short CFDs.	Depreciation on underlying CFDs, accrued income on underlying short CFDs, and OBFR plus a spread of 46.5 basis points on long CFDs.	Monthly	UBS	11/03/2026	USD	448,757	16,200	680	16,880	—
The following table represents the contracts for differences underlying the swap arrangement as of December 31, 2023. Percentages represent the unrealized appreciation (depreciation) of each underlying contract for difference compared to the aggregate unrealized appreciation (depreciation) of the swap arrangement:

Description	Shares	Notional Amount ($)	Appreciation (Depreciation) ($)	(%)
Long Equity Contracts for Differences
Real Estate
Self Storage REITs
Extra Space Storage, Inc.	2,900	448,757	16,200	96.0
Total		448,757	16,200

Reference index and values for swap contracts as of period end
Reference index		Reference rate
1-Day Overnight Fed Funds Effective Rate	Overnight Federal Funds Effective Rate	5.330%
OBFR	Overnight Bank Funding Rate	5.320%
SOFR	Secured Overnight Financing Rate	5.380%
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Real Estate Equity Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments
(a)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	589,051	63,529,941	(57,948,829)	735	6,170,898	(748)	156,609	6,172,132
Abbreviation Legend
OBFR	Overnight Bank Funding Rate
SOFR	Secured Overnight Financing Rate
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Real Estate	173,965,796	—	—	173,965,796
Total Common Stocks	173,965,796	—	—	173,965,796
Money Market Funds	6,170,898	—	—	6,170,898
Total Investments in Securities	180,136,694	—	—	180,136,694
Investments in Derivatives
Asset
Swap Contracts	—	312,864	—	312,864
Liability
Swap Contracts	—	(354,425)	—	(354,425)
Total	180,136,694	(41,561)	—	180,095,133
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Real Estate Equity Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $127,904,534)	$173,965,796
Affiliated issuers (cost $6,170,145)	6,170,898
Unrealized appreciation on swap contracts	312,864
Receivable for:
Capital shares sold	43,947
Dividends	1,061,926
Expense reimbursement due from Investment Manager	33
Prepaid expenses	3,333
Deferred compensation of board members	128,946
Total assets	181,687,743
Liabilities
Due to custodian	32,248
Unrealized depreciation on swap contracts	354,425
Payable for:
Capital shares redeemed	2,085,134
Management services fees	3,731
Distribution and/or service fees	379
Transfer agent fees	16,414
Compensation of chief compliance officer	30
Compensation of board members	880
Other expenses	33,697
Deferred compensation of board members	146,420
Total liabilities	2,673,358
Net assets applicable to outstanding capital stock	$179,014,385
Represented by
Paid in capital	130,219,418
Total distributable earnings (loss)	48,794,967
Total - representing net assets applicable to outstanding capital stock	$179,014,385
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund  | Annual Report 2023

Statement of Assets and Liabilities (continued)
December 31, 2023
Class A
Net assets	$47,369,436
Shares outstanding	4,708,164
Net asset value per share	$10.06
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.67
Advisor Class
Net assets	$7,711,675
Shares outstanding	736,172
Net asset value per share	$10.48
Class C
Net assets	$1,071,821
Shares outstanding	106,420
Net asset value per share	$10.07
Institutional Class
Net assets	$76,051,280
Shares outstanding	7,531,680
Net asset value per share	$10.10
Institutional 2 Class
Net assets	$1,044,704
Shares outstanding	104,154
Net asset value per share	$10.03
Institutional 3 Class
Net assets	$44,303,249
Shares outstanding	4,330,479
Net asset value per share	$10.23
Class R
Net assets	$1,462,220
Shares outstanding	145,527
Net asset value per share	$10.05
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Real Estate Equity Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$6,239,734
Dividends — affiliated issuers	156,609
Interfund lending	244
Total income	6,396,587
Expenses:
Management services fees	1,489,489
Distribution and/or service fees
Class A	117,848
Class C	11,201
Class R	8,607
Transfer agent fees
Class A	78,215
Advisor Class	2,924
Class C	1,864
Institutional Class	129,452
Institutional 2 Class	625
Institutional 3 Class	4,006
Class R	2,864
Custodian fees	6,524
Printing and postage fees	54,093
Registration fees	101,653
Accounting services fees	30,090
Legal fees	14,513
Interest on interfund lending	31
Compensation of chief compliance officer	29
Compensation of board members	13,231
Deferred compensation of board members	5,189
Other	14,697
Total expenses	2,087,145
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(108,063)
Expense reduction	(534)
Total net expenses	1,978,548
Net investment income	4,418,039
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	48,216,227
Investments — affiliated issuers	(748)
Swap contracts	1,565,309
Net realized gain	49,780,788
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(26,635,487)
Investments — affiliated issuers	735
Swap contracts	(41,561)
Net change in unrealized appreciation (depreciation)	(26,676,313)
Net realized and unrealized gain	23,104,475
Net increase in net assets resulting from operations	$27,522,514
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$4,418,039	$4,543,828
Net realized gain	49,780,788	820,539
Net change in unrealized appreciation (depreciation)	(26,676,313)	(90,219,177)
Net increase (decrease) in net assets resulting from operations	27,522,514	(84,854,810)
Distributions to shareholders
Net investment income and net realized gains
Class A	(13,063,396)	(2,827,858)
Advisor Class	(1,719,126)	(84,991)
Class C	(267,755)	(85,202)
Institutional Class	(19,952,171)	(4,981,091)
Institutional 2 Class	(273,053)	(60,657)
Institutional 3 Class	(11,431,332)	(6,153,625)
Class R	(369,963)	(103,359)
Total distributions to shareholders	(47,076,796)	(14,296,783)
Decrease in net assets from capital stock activity	(33,277,834)	(6,832,483)
Total decrease in net assets	(52,832,116)	(105,984,076)
Net assets at beginning of year	231,846,501	337,830,577
Net assets at end of year	$179,014,385	$231,846,501
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Real Estate Equity Fund  | Annual Report 2023

Statement of Changes in Net Assets  (continued)

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	937,181	10,940,682	302,210	4,006,439
Distributions reinvested	1,238,575	12,567,026	220,434	2,641,125
Shares redeemed	(1,589,008)	(17,462,270)	(894,622)	(11,488,012)
Net increase (decrease)	586,748	6,045,438	(371,978)	(4,840,448)
Advisor Class
Shares sold	484,751	6,094,041	14,846	212,417
Distributions reinvested	161,037	1,685,865	6,377	78,932
Shares redeemed	(29,092)	(349,629)	(31,449)	(437,309)
Net increase (decrease)	616,696	7,430,277	(10,226)	(145,960)
Class C
Shares sold	9,394	112,219	20,320	293,629
Distributions reinvested	25,875	262,354	7,074	84,190
Shares redeemed	(42,424)	(500,661)	(80,947)	(1,035,082)
Net decrease	(7,155)	(126,088)	(53,553)	(657,263)
Institutional Class
Shares sold	206,656	2,466,865	345,916	4,884,823
Distributions reinvested	1,887,268	19,258,527	394,064	4,743,745
Shares redeemed	(1,684,540)	(19,563,995)	(1,026,566)	(13,501,262)
Net increase (decrease)	409,384	2,161,397	(286,586)	(3,872,694)
Institutional 2 Class
Shares sold	21,777	263,043	19,477	273,223
Distributions reinvested	26,918	272,409	5,044	60,520
Shares redeemed	(26,121)	(303,808)	(24,194)	(319,384)
Net increase	22,574	231,644	327	14,359
Institutional 3 Class
Shares sold	1,238,033	15,590,780	2,302,023	32,216,477
Distributions reinvested	1,064,038	11,005,256	366,728	4,423,778
Shares redeemed	(6,232,528)	(75,319,161)	(2,546,686)	(33,453,030)
Net increase (decrease)	(3,930,457)	(48,723,125)	122,065	3,187,225
Class R
Shares sold	22,153	255,347	18,063	240,006
Distributions reinvested	36,307	368,874	8,626	103,074
Shares redeemed	(77,252)	(921,598)	(62,366)	(860,782)
Net decrease	(18,792)	(297,377)	(35,677)	(517,702)
Total net decrease	(2,321,002)	(33,277,834)	(635,628)	(6,832,483)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund  | Annual Report 2023

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2023	$11.53	0.25	1.51	1.76	(0.27)	(2.96)	(3.23)
Year Ended 12/31/2022	$16.29	0.18	(4.29)	(4.11)	(0.18)	(0.47)	(0.65)
Year Ended 12/31/2021	$12.30	0.09	4.91	5.00	(0.17)	(0.84)	(1.01)
Year Ended 12/31/2020	$13.77	0.13	(0.71)	(0.58)	(0.16)	(0.73)	(0.89)
Year Ended 12/31/2019	$12.07	0.21	3.11	3.32	(0.21)	(1.41)	(1.62)
Advisor Class
Year Ended 12/31/2023	$11.88	0.48	1.39	1.87	(0.31)	(2.96)	(3.27)
Year Ended 12/31/2022	$16.76	0.22	(4.42)	(4.20)	(0.21)	(0.47)	(0.68)
Year Ended 12/31/2021	$12.63	0.12	5.06	5.18	(0.21)	(0.84)	(1.05)
Year Ended 12/31/2020	$14.13	0.17	(0.75)	(0.58)	(0.19)	(0.73)	(0.92)
Year Ended 12/31/2019	$12.34	0.26	3.19	3.45	(0.25)	(1.41)	(1.66)
Class C
Year Ended 12/31/2023	$11.54	0.16	1.51	1.67	(0.18)	(2.96)	(3.14)
Year Ended 12/31/2022	$16.29	0.07	(4.27)	(4.20)	(0.08)	(0.47)	(0.55)
Year Ended 12/31/2021	$12.30	(0.02)	4.91	4.89	(0.06)	(0.84)	(0.90)
Year Ended 12/31/2020	$13.76	0.04	(0.70)	(0.66)	(0.07)	(0.73)	(0.80)
Year Ended 12/31/2019	$12.06	0.10	3.12	3.22	(0.11)	(1.41)	(1.52)
Institutional Class
Year Ended 12/31/2023	$11.56	0.28	1.52	1.80	(0.30)	(2.96)	(3.26)
Year Ended 12/31/2022	$16.33	0.22	(4.31)	(4.09)	(0.21)	(0.47)	(0.68)
Year Ended 12/31/2021	$12.33	0.12	4.93	5.05	(0.21)	(0.84)	(1.05)
Year Ended 12/31/2020	$13.81	0.17	(0.73)	(0.56)	(0.19)	(0.73)	(0.92)
Year Ended 12/31/2019	$12.10	0.25	3.12	3.37	(0.25)	(1.41)	(1.66)
Institutional 2 Class
Year Ended 12/31/2023	$11.50	0.30	1.51	1.81	(0.32)	(2.96)	(3.28)
Year Ended 12/31/2022	$16.25	0.23	(4.28)	(4.05)	(0.23)	(0.47)	(0.70)
Year Ended 12/31/2021	$12.28	0.14	4.89	5.03	(0.22)	(0.84)	(1.06)
Year Ended 12/31/2020	$13.75	0.17	(0.70)	(0.53)	(0.21)	(0.73)	(0.94)
Year Ended 12/31/2019	$12.06	0.22	3.15	3.37	(0.27)	(1.41)	(1.68)
Institutional 3 Class
Year Ended 12/31/2023	$11.68	0.26	1.57	1.83	(0.32)	(2.96)	(3.28)
Year Ended 12/31/2022	$16.49	0.24	(4.34)	(4.10)	(0.24)	(0.47)	(0.71)
Year Ended 12/31/2021	$12.44	0.16	4.96	5.12	(0.23)	(0.84)	(1.07)
Year Ended 12/31/2020	$13.92	0.19	(0.72)	(0.53)	(0.22)	(0.73)	(0.95)
Year Ended 12/31/2019	$12.19	0.26	3.16	3.42	(0.28)	(1.41)	(1.69)
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Real Estate Equity Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2023	$10.06	15.66%	1.29% (c)	1.23% (c),(d)	2.13%	58%	$47,369
Year Ended 12/31/2022	$11.53	(25.33% )	1.27% (c)	1.25% (c),(d)	1.36%	28%	$47,507
Year Ended 12/31/2021	$16.29	41.74%	1.26%	1.26% (d)	0.63%	5%	$73,177
Year Ended 12/31/2020	$12.30	(3.70% )	1.28%	1.27% (d)	1.07%	32%	$55,651
Year Ended 12/31/2019	$13.77	28.04%	1.29%	1.28% (d)	1.47%	20%	$73,522
Advisor Class
Year Ended 12/31/2023	$10.48	16.09%	1.05% (c)	0.97% (c),(d)	4.01%	58%	$7,712
Year Ended 12/31/2022	$11.88	(25.15% )	1.02% (c)	1.00% (c),(d)	1.61%	28%	$1,420
Year Ended 12/31/2021	$16.76	42.09%	1.01%	1.01% (d)	0.85%	5%	$2,174
Year Ended 12/31/2020	$12.63	(3.56% )	1.03%	1.02% (d)	1.34%	32%	$2,148
Year Ended 12/31/2019	$14.13	28.47%	1.04%	1.04% (d)	1.81%	20%	$2,005
Class C
Year Ended 12/31/2023	$10.07	14.78%	2.04% (c)	1.98% (c),(d)	1.32%	58%	$1,072
Year Ended 12/31/2022	$11.54	(25.86% )	2.01% (c)	2.00% (c),(d)	0.53%	28%	$1,310
Year Ended 12/31/2021	$16.29	40.70%	2.01%	2.01% (d)	(0.13% )	5%	$2,722
Year Ended 12/31/2020	$12.30	(4.44% )	2.03%	2.02% (d)	0.29%	32%	$2,807
Year Ended 12/31/2019	$13.76	27.11%	2.03%	2.03% (d)	0.68%	20%	$4,623
Institutional Class
Year Ended 12/31/2023	$10.10	15.99%	1.04% (c)	0.98% (c),(d)	2.36%	58%	$76,051
Year Ended 12/31/2022	$11.56	(25.13% )	1.02% (c)	1.00% (c),(d)	1.63%	28%	$82,320
Year Ended 12/31/2021	$16.33	42.06%	1.01%	1.01% (d)	0.88%	5%	$120,982
Year Ended 12/31/2020	$12.33	(3.49% )	1.04%	1.02% (d)	1.36%	32%	$157,929
Year Ended 12/31/2019	$13.81	28.38%	1.03%	1.03% (d)	1.73%	20%	$162,706
Institutional 2 Class
Year Ended 12/31/2023	$10.03	16.10%	0.94% (c)	0.88% (c)	2.52%	58%	$1,045
Year Ended 12/31/2022	$11.50	(25.05% )	0.90% (c)	0.90% (c)	1.73%	28%	$938
Year Ended 12/31/2021	$16.25	42.15%	0.90%	0.89%	1.02%	5%	$1,321
Year Ended 12/31/2020	$12.28	(3.30% )	0.91%	0.90%	1.41%	32%	$920
Year Ended 12/31/2019	$13.75	28.49%	0.89%	0.89%	1.57%	20%	$1,370
Institutional 3 Class
Year Ended 12/31/2023	$10.23	16.09%	0.87% (c)	0.83% (c)	2.11%	58%	$44,303
Year Ended 12/31/2022	$11.68	(25.00% )	0.84% (c)	0.84% (c)	1.81%	28%	$96,459
Year Ended 12/31/2021	$16.49	42.33%	0.84%	0.83%	1.06%	5%	$134,201
Year Ended 12/31/2020	$12.44	(3.27% )	0.85%	0.84%	1.55%	32%	$48,451
Year Ended 12/31/2019	$13.92	28.58%	0.84%	0.84%	1.84%	20%	$44,827
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 12/31/2023	$11.52	0.21	1.52	1.73	(0.24)	(2.96)	(3.20)
Year Ended 12/31/2022	$16.27	0.14	(4.27)	(4.13)	(0.15)	(0.47)	(0.62)
Year Ended 12/31/2021	$12.29	0.06	4.90	4.96	(0.14)	(0.84)	(0.98)
Year Ended 12/31/2020	$13.75	0.10	(0.70)	(0.60)	(0.13)	(0.73)	(0.86)
Year Ended 12/31/2019	$12.05	0.16	3.13	3.29	(0.18)	(1.41)	(1.59)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Real Estate Equity Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 12/31/2023	$10.05	15.38%	1.54% (c)	1.48% (c),(d)	1.78%	58%	$1,462
Year Ended 12/31/2022	$11.52	(25.50% )	1.52% (c)	1.50% (c),(d)	1.10%	28%	$1,892
Year Ended 12/31/2021	$16.27	41.34%	1.51%	1.51% (d)	0.41%	5%	$3,253
Year Ended 12/31/2020	$12.29	(3.90% )	1.53%	1.52% (d)	0.78%	32%	$2,282
Year Ended 12/31/2019	$13.75	27.77%	1.53%	1.53% (d)	1.10%	20%	$3,726
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund  | Annual Report 2023

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Real Estate Equity Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), was organized as a non-diversified fund; however, the Fund may, nonetheless, operate as a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
The Fund’s Board of Trustees approved a proposal to accelerate the conversion of Class C shares into Class A shares of the Fund and a proposal to liquidate Class R shares of the Fund. Effective on February 12, 2024, Class C shares of the Fund were closed to new and existing investors and effective on April 15, 2024, shares held by Class C shareholders will be converted into Class A shares in a tax-free transaction. Effective on March 11, 2024, Class R shares of the Fund will be closed to new and existing investors and effective on April 19, 2024, Class R shares of the Fund will be liquidated. For federal tax purposes, this liquidation will be treated as a redemption of fund shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Columbia Real Estate Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Real Estate Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the central counterparty stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Swap arrangements - contracts for differences
The Fund entered into swap arrangements, particularly contracts for differences (CFDs), to obtain long and short exposures to real estate companies. CFDs are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two or more individual securities or baskets of securities or other instruments where the parties agree to exchange the difference in the settlement price between the open and closing trades for the particular assets.

Columbia Real Estate Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
CFDs are valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap arrangement resets monthly, at which time the Fund settles in cash with the counterparty. Payments received (or made) by the Fund are recorded as realized gains (losses). CFDs are subject to the risk associated with investment in the underlying reference assets. The risk in the case of short CFD positions is unlimited based on the potential for unlimited increases in the market value of the underlying reference assets. The risk may be offset if the Fund holds any of the underlying reference assets. The risk in the case of long CFD positions is limited to the notional amount of the position at the time the Fund enters into the CFD.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	312,864 *

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	354,425 *

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Swap contracts ($)
Equity risk	1,565,309

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Swap contracts ($)
Equity risk	(41,561)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Swap arrangements - contracts for differences	108,088	(92,589)
Columbia Real Estate Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
	Goldman Sachs International ($)	Morgan Stanley ($)	UBS ($)	Total ($)
Assets
OTC Swap arrangements - contracts for differences (a)	295,984	-	16,880	312,864
Liabilities
OTC Swap arrangements - contracts for differences(a)	-	354,425	-	354,425
Total financial and derivative net assets	295,984	(354,425)	16,880	(41,561)
Total collateral received (pledged) (b)	-	(354,425)	-	(354,425)
Net amount (c)	295,984	-	16,880	312,864

(a)
Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.

(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Columbia Real Estate Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Prior to December 2023, distributions from net investment income, if any, were declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.66% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.75% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) either pursuant to subadvisory agreements, delegation agreements, personnel-sharing agreements or similar inter-company or other arrangements or relationships, and the Fund pays no additional fees and expenses as a result of any such arrangements.
Columbia Real Estate Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements or relationships, certain personnel of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), provide such services to the Fund.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.

Columbia Real Estate Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
For the year ended December 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.17
Advisor Class	0.16
Class C	0.17
Institutional Class	0.17
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.17
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended December 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $534.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended December 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	15,964
Class C	—	1.00 (b)	13

(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Real Estate Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	April 27, 2023 through April 30, 2024	Prior to April 27, 2023
Class A	1.25%	1.26%
Advisor Class	1.00	1.01
Class C	2.00	2.01
Institutional Class	1.00	1.01
Institutional 2 Class	0.87	0.91
Institutional 3 Class	0.81	0.86
Class R	1.50	1.51
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments , trustees’ deferred compensation, swap investments, earnings and profits distributed to shareholders on the redemption of shares and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
1,662,237	(4,896,056)	3,233,819
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

Columbia Real Estate Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
4,714,295	42,362,501	47,076,796	4,518,900	9,777,883	14,296,783
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,383,954	2,230,212	—	45,314,723
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
134,780,410	48,888,659	(3,573,936)	45,314,723
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $114,035,101 and $190,919,772, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Real Estate Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	200,000	5.60	1
Lender	500,000	5.86	3
Interest income earned and interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 9. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including

Columbia Real Estate Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Portfolio turnover, frequent trading and tax risk
The Fund may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Use of swaps, including contracts for differences, and other derivatives increases the possibility that the Fund, as relevant, will generate taxable ordinary income. The Fund cannot carry back or carry forward any net operating losses (defined as ordinary deductions in excess of ordinary income for the year) and cannot use capital loss carryforwards to offset ordinary income. Frequent trading of other investments, such as REITs, increases the possibility that the Fund will generate capital gains. Both short-term capital gains and net ordinary gains are distributed as ordinary income and are generally taxable to shareholders at higher rates than long- term capital gains for U.S. federal income tax purposes, which could reduce the Fund’s after-tax return for shareholders owning Fund shares in taxable accounts. These trading strategies can mean higher brokerage and other transaction costs. The costs and tax effects associated with such trading strategies may adversely affect the Fund’s after-tax performance.
Real estate sector risk
The risks associated with investments in real estate investment trusts (REITs) subject the Fund to risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. The value of such investments may be affected by, among other factors, changes in the value of the underlying properties owned by the issuer, changes in the prospect for earnings and/or cash flow growth of the investment, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.
REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 42.4% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Columbia Real Estate Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.

Columbia Real Estate Equity Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Real Estate Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Real Estate Equity Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Real Estate Equity Fund  | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend	Section 897 dividends	Section 897 capital gain
0.32%	0.32%	76.26%	$49,858,491	0.98%	1.05%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Section 897 dividends. For foreign shareholders, and for shareholders that are domestic (U.S.) trusts or partnerships with foreign owners, the percentage of ordinary income distributed during the fiscal year that represent Section 897 dividends.
Section 897 capital gain. For foreign shareholders, and for shareholders that are domestic (U.S.) trusts or partnerships with foreign owners, the percentage of capital gains distributed during the fiscal year that represent Section 897 capital gains.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).

Columbia Real Estate Equity Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Columbia Real Estate Equity Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004

Columbia Real Estate Equity Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Columbia Real Estate Equity Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

Columbia Real Estate Equity Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Columbia Real Estate Equity Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Real Estate Equity Fund  | Annual Report 2023

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Columbia Real Estate Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN212_12_P01_(02/24)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.  A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, Sandra L. Yeager, and Douglas A. Hacker, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Moffett, Mr. Gallagher, Mr. Connaughton, Ms. Yeager, and Mr. Hacker are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$30,100	$29,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$0	$0

Audit-Related Fees, if any, include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended December 31, 2023 and December 31, 2022, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$15,400	$16,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2023 and December 31, 2022, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$557,000	$535,000

In fiscal years 2023 and 2022, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$572,400	$551,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 22, 2024

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	February 22, 2024

By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	February 22, 2024